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                                                                     Exhibit 4.1

                             [CERTIFICATE GRAPHIC]
                               [INFOGRAMES LOGO]
                                INFOGRAMES, INC.


          [NUMBER SEAL]                                  [SHARES SEAL]
   INCORPORATED UNDER THE LAWS                          CUSIP 45665T 10 7
    OF THE STATE OF DELAWARE                 SEE REVERSE FOR CERTAIN DEFINITIONS


This is to Certify  that




is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.01 EACH OF INFOGRAMES, INC. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto, to all of which the holder of this certificate assents by his or her acceptance hereof.

    This certificate is not valid unless countersigned and registered by the
                         Transfer Agent and Registrar.
 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:


[INFOGRAMES, INC. SEAL 1992]


          /s/ David Fremed

          SENIOR VICE PRESIDENT OF FINANCE AND CHIEF FINANCIAL OFFICER

                     /s/ Denis Guyennot

                     PRESIDENT AND CHIEF OPERATING OFFICER

COUNTERSIGNED AND REGISTERED:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                (NEW YORK, N.Y.)
        BY                                  TRANSFER AGENT AND REGISTRAR

                                                            AUTHORIZED SIGNATURE
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                                INFOGRAMES, INC.

         THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS,
PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED SO FAR AS THE SAME HAVE BEEN FIXED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common           UNIF GIFT MIN ACT-      Custodian
TEN ENT -as tenants by the entireties                     ------         -------
JT TEN  -as joint tenants with right                      (Cust)         (Minor)
         of survivorship and not as         under Uniform Gifts to Minors
         tenants in common                      Act
                                                   -----------------
                                                        (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                 hereby sell, assign and transfer unto
                   ----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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/                                    /
/                                    /
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

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Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                  ---------------------------------------------

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Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated,
      ----------------------

                                  ---------------------------------------------

Signature Guaranteed:
                     -------------------------------------------------

                     THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                     MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.